UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2024

Spectaire Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Arlington St., Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 213-8991

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SPEC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SPECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 7, 2024, Spectaire Holdings Inc. (the “Company”) received notice from the NASDAQ Stock Exchange (“NASDAQ”) that the Company has not regained compliance with NASDAQ’s continued listing standards.

On December 5, 2023, NASDAQ notified the Company that the market value of its listed securities had been below the minimum $50,000,000 required for continued listing on The Nasdaq Global Market as set forth in Listing Rule 5450(b)(2)(A) (the “Rule”) for the previous 30 consecutive days. In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until June 3, 2024 (the “Compliance Date”), to regain compliance with the Rule.

The Company has not regained compliance with the Rule and is not eligible for a second 180-day period to regain compliance with the Rule. Accordingly, on June 7, 2024, NASDAQ notified the Company that the Company’s securities will be delisted from The Nasdaq Global Market unless the Company requests an appeal of the determination as described in further detail below. Absent an appeal, the Company’s securities will be suspended at the opening of business on June 18, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The NASDAQ Stock Market.

In accordance with NASDAQ procedures, the Company plans to appeal the determination. A hearing request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision.

If the Company’s common stock ultimately were to be delisted for any reason, it could negatively impact the Company by: (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees

There can be no assurance that the Company’s appeal of the determination would be successful. If the Company’s common stock ceases to be listed for trading on The Nasdaq Capital Market, the Company expects that its common stock would be traded on the Over-the-Counter Bulletin Board on or about the same day

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTAIRE HOLDINGS INC.

Dated: June 13, 2024	By:	/s/ Brian Semkiw
Brian Semkiw
Chief Executive Officer

2